UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2010 (May 27, 2010)
eResearchTechnology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29100	22-3264604

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Market Street, Philadelphia, PA	19103

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 215-972-0420
Not applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
This Amendment No. 1 to Current Report on Form 8-K (this “Amendment”) is filed to amend the Current Report on Form 8-K dated May 27, 2010 (the “Original Report” and, as amended by this amendment, this “Report”), filed by eResearchTechnology, Inc. (the “Company” or “ERT”) with the Securities and Exchange Commission reporting, among other matters, the completion of the Company’s acquisition of all the outstanding stock of Research Services Germany 234 GmbH (“RS”), which was formed as a result of a demerger of CareFusion Germany 234 GmbH under German law which effectively divided CareFusion Germany 234 GmbH into RS and another entity. RS is comprised of the research services division of CareFusion Germany 234 GmbH and certain research operations of CareFusion Corporation. The information previously reported in the Original Report is hereby incorporated by reference in this Amendment. This Amendment amends and restates in its entirety Item 9.01 of the Original Report to provide financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Company’s acquisition of RS in accordance with the requirements of Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.
Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of business acquired.

The audited combined balance sheets of Research Services (a division of CareFusion Corporation comprised of the research services division of CareFusion Germany 234 GmbH and certain research operations of CareFusion Corporation) as of December 31, 2009 and 2008, and the related audited combined statements of income, cash flows and parent company equity for each of the two years in the period ended December 31, 2009, together with the report of Ernst & Young, GmbH dated May 26, 2010 with respect thereto, are attached as Exhibit 99.1 to this Report.

The condensed combined balance sheets of Research Services (a division of CareFusion Corporation comprised of the research services division of CareFusion Germany 234 GmbH and certain research operations of CareFusion Corporation) as of March 31, 2010 (unaudited) and December 31, 2009, and the related unaudited condensed combined statements of operations and cash flows for the three months ended March 31, 2010 and 2009, are attached as Exhibit 99.2 to this Report.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of March 31, 2010, and the related unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the three months ended March 31, 2010, are attached as Exhibit 99.3 to this Report.

Exhibit	Exhibit Title

2.1*	Amendment to the Purchase Agreement dated May 28, 2010 by and among the Company and CareFusion Corporation

23.1	Consent of Independent Registered Public Accounting Firm — Ernst & Young GmbH

99.1	Audited combined balance sheets of Research Services (a division of CareFusion Corporation comprised of the research services division of CareFusion Germany 234 GmbH and certain research operations of CareFusion Corporation) as of December 31, 2009 and 2008, and the related audited combined statements of income, cash flows and parent company equity for each of the two years in the period ended December 31, 2009, together with the report of Ernst & Young, GmbH dated May 26, 2010.

99.2	Condensed combined balance sheets of Research Services (a division of CareFusion Corporation comprised of the research services division of CareFusion Germany 234 GmbH and certain research operations of CareFusion Corporation) as of March 31, 2010 (unaudited) and December 31, 2009, and the related unaudited condensed combined statements of operations and cash flows for the three months ended March 31, 2010 and 2009.

99.3	Unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of March 31, 2010, and the related unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the three months ended March 31, 2010.

*	Previously filed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eResearchTechnology, Inc.
By:	/s/ Keith D. Schneck
Keith D. Schneck
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Exhibit Title
23.1	Consent of Independent Registered Public Accounting Firm — Ernst & Young GmbH

99.1	Audited combined balance sheets of Research Services (a division of CareFusion Corporation comprised of the research services division of CareFusion Germany 234 GmbH and certain research operations of CareFusion Corporation) as of December 31, 2009 and 2008, and the related audited combined statements of income, cash flows and parent company equity for each of the two years in the period ended December 31, 2009, together with the report of Ernst & Young, GmbH dated May 26, 2010 with respect thereto.

99.2	Condensed combined balance sheets of Research Services (a division of CareFusion Corporation comprised of the research services division of CareFusion Germany 234 GmbH and certain research operations of CareFusion Corporation) as of March 31, 2010 (unaudited) and December 31, 2009, and the related unaudited condensed combined statements of operations and cash flows for the three months ended March 31, 2010 and 2009.

99.3	Unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of March 31, 2010, and the related unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the three months ended March 31, 2010.